Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER		YEAR-TO-DATE
	2024	2023	2024	2023
NET SALES	$3,720.5	$3,736.5	$15,365.7	$15,781.1
COSTS AND EXPENSES
Cost of sales	2,576.4	2,632.1	10,851.3	11,848.5
Gross profit	1,144.1	1,104.4	4,514.4	3,932.6
% of Net Sales	30.8%	29.6%	29.4%	24.9%
Selling, general and administrative	855.2	834.0	3,332.7	3,290.7
% of Net Sales	23.0%	22.3%	21.7%	20.9%
Other - net	55.9	95.8	448.8	320.1
Loss on sales of businesses	—	3.2	—	10.8
Asset impairment charges	—	150.8	72.4	274.8
Restructuring charges	33.0	11.8	99.9	39.4
Income (loss) from operations	200.0	8.8	560.6	(3.2)
Interest - net	74.6	87.6	319.5	372.5
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	125.4	(78.8)	241.1	(375.7)
Income taxes on continuing operations	(69.5)	197.3	(45.2)	(94.0)
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	$194.9	$(276.1)	$286.3	$(281.7)
(Loss) gain on Security sale before income taxes	—	(13.5)	10.4	(14.3)
Income taxes on discontinued operations	—	14.8	2.4	14.5
NET (LOSS) EARNINGS FROM DISCONTINUED OPERATIONS	$—	$(28.3)	$8.0	$(28.8)
NET EARNINGS (LOSS)	$194.9	$(304.4)	$294.3	$(310.5)
BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.29	$(1.84)	$1.90	$(1.88)
Discontinued operations	$—	$(0.19)	$0.05	$(0.19)
Total basic earnings (loss) per share of common stock	$1.29	$(2.03)	$1.96	$(2.07)
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.28	$(1.84)	$1.89	$(1.88)
Discontinued operations	$—	$(0.19)	$0.05	$(0.19)
Total diluted earnings (loss) per share of common stock	$1.28	$(2.03)	$1.95	$(2.07)
DIVIDENDS PER SHARE OF COMMON STOCK	$0.82	$0.81	$3.26	$3.22
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	150,725	149,933	150,485	149,751
Diluted	151,710	149,933	151,297	149,751

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	December 28, 2024	December 30, 2023
ASSETS
Cash and cash equivalents	$290.5	$449.4
Accounts and notes receivable, net	1,153.7	1,302.0
Inventories, net	4,536.4	4,738.6
Current assets held for sale	—	140.8
Other current assets	397.1	386.5
Total current assets	6,377.7	7,017.3
Property, plant and equipment, net	2,034.3	2,169.9
Goodwill and other intangibles, net	11,636.4	11,945.5
Long-term assets held for sale	—	716.8
Other assets	1,800.5	1,814.3
Total assets	$21,848.9	$23,663.8
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$—	$1,074.8
Current maturities of long-term debt	500.4	1.1
Accounts payable	2,437.2	2,298.9
Accrued expenses	1,979.3	2,464.3
Current liabilities held for sale	—	44.1
Total current liabilities	4,916.9	5,883.2
Long-term debt	5,602.6	6,101.0
Long-term liabilities held for sale	—	84.8
Other long-term liabilities	2,609.5	2,538.7
Shareowners’ equity	8,719.9	9,056.1
Total liabilities and shareowners' equity	$21,848.9	$23,663.8

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FOURTH QUARTER		YEAR-TO-DATE
		2024	2023	2024	2023
	OPERATING ACTIVITIES
	Net earnings (loss)	$194.9	$(304.4)	$294.3	$(310.5)
	Depreciation and amortization	139.6	148.4	589.5	625.1
	Loss on sales of businesses	—	3.2	—	10.8
	(Loss) gain on sale of discontinued operations	—	13.5	(10.4)	14.3
	Asset impairment charges	—	150.8	72.4	274.8
	Changes in working capital[1]	344.3	515.7	321.5	769.0
	Other	0.3	242.1	(160.4)	(192.2)
	Net cash provided by operating activities	679.1	769.3	1,106.9	1,191.3
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(114.5)	(122.3)	(353.9)	(338.7)
	Proceeds from sales of businesses, net of cash sold	—	—	735.6	(5.7)
	Proceeds from debt issuances, net of fees	—	—	—	745.3
	Net short-term commercial paper repayments	(364.6)	(450.4)	(1,056.9)	(1,044.7)
	Cash dividends on common stock	(124.0)	(121.8)	(491.2)	(482.6)
	Effect of exchange rate changes on cash	(77.7)	30.8	(106.2)	2.1
	Other	(6.4)	(3.1)	3.9	(17.3)
	Net cash used in investing and financing activities	(687.2)	(666.8)	(1,268.7)	(1,141.6)
	(Decrease) increase in cash, cash equivalents and restricted cash	(8.1)	102.5	(161.8)	49.7
	Cash, cash equivalents and restricted cash, beginning of period	300.9	352.1	454.6	404.9
	Cash, cash equivalents and restricted cash, end of period	$292.8	$454.6	$292.8	$454.6

	Free Cash Flow Computation[2]
	Net cash provided by operating activities	$679.1	$769.3	$1,106.9	$1,191.3
	Less: capital and software expenditures	(114.5)	(122.3)	(353.9)	(338.7)
	Free cash flow (before dividends)	$564.6	$647.0	$753.0	$852.6

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		December 28, 2024	December 30, 2023
	Cash and cash equivalents	$290.5	$449.4
	Restricted cash included in Other current assets	2.3	4.6
	Cash and cash equivalents included in Current assets held for sale	—	0.6
	Cash, cash equivalents and restricted cash	$292.8	$454.6

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2024	2023	2024	2023
NET SALES
Tools & Outdoor	$3,227.6	$3,154.2	$13,304.2	$13,367.1
Industrial	492.9	582.3	2,061.5	2,414.0
Total	$3,720.5	$3,736.5	$15,365.7	$15,781.1
SEGMENT PROFIT
Tools & Outdoor	$298.1	$293.5	$1,197.4	$687.6
Industrial	52.7	65.0	254.9	266.5
Segment Profit	350.8	358.5	1,452.3	954.1
Corporate Overhead	(61.9)	(88.1)	(270.6)	(312.2)
Total	$288.9	$270.4	$1,181.7	$641.9
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	9.2%	9.3%	9.0%	5.1%
Industrial	10.7%	11.2%	12.4%	11.0%
Segment Profit	9.4%	9.6%	9.5%	6.0%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FOURTH QUARTER 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,144.1	$16.1	$1,160.2
	% of Net Sales	30.8%		31.2%
	Selling, general and administrative	855.2	(18.5)	836.7
	% of Net Sales	23.0%		22.5%
	Earnings from continuing operations before income taxes	125.4	49.3	174.7
	Income taxes on continuing operations	(69.5)	18.2	(51.3)
	Net earnings from continuing operations	194.9	31.1	226.0
	Diluted earnings per share of common stock - Continuing operations	$1.28	$0.21	$1.49

		FOURTH QUARTER 2023
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,104.4	$9.9	$1,114.3
	% of Net Sales	29.6%		29.8%
	Selling, general and administrative	834.0	(23.9)	810.1
	% of Net Sales	22.3%		21.7%
	(Loss) earnings from continuing operations before income taxes	(78.8)	197.3	118.5
	Income taxes on continuing operations	197.3	(216.8)	(19.5)
	Net (loss) earnings from continuing operations	(276.1)	414.1	138.0
	Diluted (loss) earnings per share of common stock - Continuing operations[2]	$(1.84)	$2.76	$0.92

1	The Non-GAAP 2024 and 2023 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 17.
2	The Non-GAAP diluted earnings per share for the fourth quarter of 2023 is calculated using diluted weighted-average shares outstanding of 150.671 million.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$4,514.4	$88.8	$4,603.2
	% of Net Sales	29.4%		30.0%
	Selling, general and administrative	3,332.7	(81.3)	3,251.4
	% of Net Sales	21.7%		21.2%
	Earnings from continuing operations before income taxes	241.1	466.0	707.1
	Income taxes on continuing operations	(45.2)	92.6	47.4
	Net earnings from continuing operations	286.3	373.4	659.7
	Diluted earnings per share of common stock - Continuing operations	$1.89	$2.47	$4.36

		YEAR-TO-DATE 2023
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$3,932.6	$166.9	$4,099.5
	% of Net Sales	24.9%		26.0%
	Selling, general and administrative	3,290.7	(99.4)	3,191.3
	% of Net Sales	20.9%		20.2%
	(Loss) earnings from continuing operations before income taxes	(375.7)	566.2	190.5
	Income taxes on continuing operations	(94.0)	65.8	(28.2)
	Net (loss) earnings from continuing operations	(281.7)	500.4	218.7
	Diluted (loss) earnings per share of common stock - Continuing operations[2]	$(1.88)	$3.33	$1.45

1	The Non-GAAP 2024 and 2023 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 17.
2	The Non-GAAP diluted earnings per share for year-to-date 2023 is calculated using diluted weighted-average shares outstanding of 150.371 million.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FOURTH QUARTER 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$298.1	$32.1	$330.2
	Industrial	52.7	0.2	52.9
	Segment Profit	350.8	32.3	383.1
	Corporate Overhead	(61.9)	2.3	(59.6)
	Total	$288.9	$34.6	$323.5
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.2%		10.2%
	Industrial	10.7%		10.7%
	Segment Profit	9.4%		10.3%

[1]	Non-GAAP adjustments relate primarily to footprint actions associated with the supply chain transformation and transition services costs related to previously divested businesses.

		FOURTH QUARTER 2023
		GAAP	Non-GAAP Adjustments[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$293.5	$22.3	$315.8
	Industrial	65.0	(0.6)	64.4
	Segment Profit	358.5	21.7	380.2
	Corporate Overhead	(88.1)	12.1	(76.0)
	Total	$270.4	$33.8	$304.2
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.3%		10.0%
	Industrial	11.2%		11.1%
	Segment Profit	9.6%		10.2%

[2]	Non-GAAP adjustments relate primarily to footprint actions and other costs associated with the supply chain transformation and integration-related costs.
[3]	The Non-GAAP 2024 and 2023 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$1,197.4	$143.1	$1,340.5
	Industrial	254.9	3.6	258.5
	Segment Profit	1,452.3	146.7	1,599.0
	Corporate Overhead	(270.6)	23.4	(247.2)
	Total	$1,181.7	$170.1	$1,351.8
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.0%		10.1%
	Industrial	12.4%		12.5%
	Segment Profit	9.5%		10.4%

[1]	Non-GAAP adjustments relate primarily to footprint actions associated with the supply chain transformation and transition services costs related to previously divested businesses.

		YEAR-TO-DATE 2023
		GAAP	Non-GAAP Adjustments[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$687.6	$196.7	$884.3
	Industrial	266.5	18.7	285.2
	Segment Profit	954.1	215.4	1,169.5
	Corporate Overhead	(312.2)	50.9	(261.3)
	Total	$641.9	$266.3	$908.2
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	5.1%		6.6%
	Industrial	11.0%		11.8%
	Segment Profit	6.0%		7.4%

[2]	Non-GAAP adjustments relate primarily to footprint actions and other costs associated with the supply chain transformation and integration-related costs.
[3]	The Non-GAAP 2024 and 2023 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS (LOSS) TO EBITDA
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2024	2023	2024	2023
Net earnings (loss) from continuing operations	$194.9	$(276.1)	$286.3	$(281.7)
% of Net Sales	5.2%	(7.4)%	1.9%	(1.8)%

Interest - net	74.6	87.6	319.5	372.5
Income taxes on continuing operations	(69.5)	197.3	(45.2)	(94.0)
Depreciation and amortization	139.6	148.4	589.5	625.1
EBITDA[1]	$339.6	$157.2	$1,150.1	$621.9
% of Net Sales	9.1%	4.2%	7.5%	3.9%

Non-GAAP Adjustments before income taxes	49.3	197.3	466.0	566.2

Less: Accelerated depreciation included in Non-GAAP Adjustments before income taxes	10.6	4.2	59.5	50.0
Adjusted EBITDA[1]	$378.3	$350.3	$1,556.6	$1,138.1
% of Net Sales	10.2%	9.4%	10.1%	7.2%

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized below. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2024	2023	2024	2023
Supply Chain Transformation Costs:
Footprint Rationalization[2]	$8.5	$8.6	$66.3	$96.9
Material Productivity & Operational Excellence[3]	6.2	0.4	18.6	69.1
Facility-related costs	—	0.4	2.6	1.5
Other charges (gains)	1.4	0.5	1.3	(0.6)
Gross Profit	$16.1	$9.9	$88.8	$166.9

Supply Chain Transformation Costs:
Footprint Rationalization[2]	$8.5	$2.4	$42.5	$10.8
Complexity Reduction & Operational Excellence	2.5	1.0	8.7	9.0
Acquisition & integration-related costs[4]	0.3	9.6	9.4	33.6
Transition services costs related to previously divested businesses	4.8	9.6	19.6	46.6
Other charges (gains)	2.4	1.3	1.1	(0.6)
Selling, general and administrative	$18.5	$23.9	$81.3	$99.4

Other, net[5]	$(9.4)	$(2.3)	$(19.6)	$(25.1)
Loss on sales of businesses	—	3.2	—	10.8
Asset impairment charges[6]	—	150.8	72.4	274.8
Environmental charges[7]	(8.9)	—	143.2	—
Restructuring charges	33.0	11.8	99.9	39.4
Earnings from continuing operations before income taxes	$49.3	$197.3	$466.0	$566.2

2	Footprint Rationalization costs in 2024 primarily relate to accelerated depreciation of manufacturing and distribution center equipment of $48.9 million and other facility exit and re-configuration costs of $45.2 million. In 2023, transfers and closures of targeted manufacturing sites, including Fort Worth, Texas and Cheraw, South Carolina as previously announced in March 2023, resulted in accelerated depreciation of production equipment of $49.1 million, non-cash asset write-downs of $44.0 million (predominantly tooling, raw materials and WIP), and other facility exit and re-configuration costs of $14.6 million.

Exhibit 99.2

3	Material Productivity & Operational Excellence costs in 2023 primarily related to third-party consultant fees to provide expertise in identifying and quantifying opportunities to source in a more integrated manner and re-design in-plant operations following footprint rationalization, developing a detailed program and related governance, and assisting the Company with the implementation of actions necessary to achieve the related objectives.

4	Acquisition & integration-related costs primarily relate to the MTD and Excel acquisitions, including costs to integrate the organizations and shared processes, as well as harmonize key IT applications and infrastructure.

5	Includes deal-related costs, net of income related to providing transition services to previously divested businesses.

6	Asset impairment charges in 2024 include a $41.0 million pre-tax impairment charge related to the Lenox trade name, a $25.5 million pre-tax impairment charge related to the Infrastructure business, and a $5.9 million pre-tax impairment charge related to a small Industrial business. Asset impairment charges in 2023 include a $124.0 million pre-tax impairment charge related to the Irwin and Troy-Bilt trade names and a $150.8 million pre-tax impairment charge related to the Infrastructure business.

7	The $143.2 million pre-tax environmental charges in 2024 related primarily to a reserve adjustment for the non-active Centredale Superfund site as a result of regulatory changes and revisions to remediation alternatives.